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                                                                    EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-61373, 33-51916, 33-51896, 33-51898, 33-41415, 33-41413, 33-29600 and
333-56831 of Ross Stores, Inc. on Form S-8 of our report dated March 10, 2000, appearing in this Annual Report on Form 10-K of Ross Stores, Inc. for the year ended January 29, 2000.


DELOITTE & TOUCHE LLP
San Francisco, CA
April 28, 2000